U.S. SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 1997

                             TRIANGLE BANCORP, INC.
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North Carolina                      0-21346                56-1764546
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(State or other jurisdiction     (Commission File          (IRS Employer
    or incorporation                 Number)            Identification No.)

4300 Glenwood Avenue, Raleigh, North Carolina               27612
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  (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (919) 881-0455
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Item 5. Other Information

     As reported in the Triangle Bancorp, Inc. ("Triangle") Form 8-K filed on October 17, 1997, Triangle acquired Bank of Mecklenburg, Charlotte, North Carolina, ("Mecklenburg") on October 2, 1997 and operates Mecklenburg as a subsidiary of Triangle. The acquisition was accounted for using the pooling-of-interests method of accounting. On October 31, 1997, Triangle acquired Coastal Leasing LLC, Greenville, North Carolina ("Coastal") which is also operated as a subsidiary of Triangle and was accounted for using the pooling-of-interests method of accounting. Attached as financial statements to this report are a consolidated balance sheet and year-to-date income statement reflecting combined results of Triangle, Mecklenburg and Coastal as of and for the eleven months ended November 30, 1997.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99a) Triangle Bancorp, Inc. Consolidated Balance Sheet and Income Statement as of and for the eleven months ended November 30, 1997

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Triangle Bancorp, Inc. had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRIANGLE BANCORP, INC.
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                                               (Registrant)

Date: December 19, 1997                         By:  /s/ Lisa F. Campbell
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                                                Controller/SVP


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                                  EXHIBIT INDEX

                                                                      Page
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99(a)    Triangle Bancorp, Inc. Consolidated Balance Sheet and Income
         Statement as of and for the eleven months ended November 30,
         1997                                                           4